Exhibit 99.1

SECOND AMENDMENT AGREEMENT

        SECOND AMENDMENT AGREEMENT (this “Agreement”) dated as of September 24, 2003 by and between Scientific Learning Corporation (the “Borrower”) and Fleet National Bank (the “Bank”), amending a certain Revolving Loan Agreement dated as of March 9, 2001 between the Borrower and the Bank, as amended by that certain First Amendment Agreement dated as of March 26, 2002 (as amended, the “Loan Agreement”).

W I T N E S S E T H

        WHEREAS, pursuant to the terms of the Loan Agreement, the Bank has made and continues to make revolving loans to the Borrower; and

        WHEREAS, the Borrower has requested that the Bank amend certain terms and conditions of the Loan Agreement in connection with the reduction of the Commitment under the Loan Agreement; and

        WHEREAS, the Bank is willing to amend certain terms and conditions of the Loan Agreement in connection with the reduction of the Commitment under the Loan Agreement on the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        §1.  Definitions. Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the same meanings herein as therein.

        §2.  Ratification of Existing Agreements. All of the Borrower’s obligations and liabilities to the Bank as evidenced by or otherwise arising under the Loan Agreement, the Note and the other Loan Documents, except as otherwise expressly modified in this Agreement upon the terms set forth herein, are, by the Borrower’s execution of this Agreement, ratified and confirmed in all respects. In addition, by the Borrower’s execution of this Agreement, the Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

        §3.  Representations and Warranties. The Borrower hereby represents and warrants to the Bank that all of the representations and warranties made by the Borrower in the Loan Agreement, the Note and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties expressly relate by their terms to a prior date and for matters previously disclosed to the Bank in writing.

        §4.  Conditions Precedent. The effectiveness of the amendment contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

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(a) Representations and Warranties. All of the representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in §3 hereof.

(b) Performance; No Event of Default. The Borrower shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Event of Default or condition which, with either or both the giving of notice of the lapse of time, would result in an Event of Default upon the execution and delivery of this Agreement.

(c) Corporate Action. All requisite corporate action necessary for the valid execution, delivery and performance by the Borrower of this Agreement and all other instruments and documents delivered by the Borrower in connection herewith shall have been duly and effectively taken.

(d) Delivery. The parties hereto shall have executed and delivered this Agreement, in form and substance satisfactory to the Bank.

(e) Fees and Expenses. The Borrower shall have paid to the Bank all fees and expenses incurred by the Bank in connection with this Agreement, the Loan Agreement or the other Loan Documents on or prior to the date hereof.

§5. Amendments to the Loan Agreement.

(a) The definition of “Commitment” set forth in Section 1 of the Loan Agreement is hereby amended by deleting “$15,000,000” from the second line of such definition and substituting “$10,000,000.00” therefor.

(b) The definition of “Chase Letter of Credit” set forth in Section 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Chase Letter of Credit: That certain letter of Credit issued on or before the Closing Date by Chase Manhattan Bank USA, N.A. for the account of the Guarantor and for the benefit of the Bank in the original amount of $15,000,000, as reduced to $10,000,000, and in form and substance satisfactory to the Bank.”

(c) Section 2(a) of the Loan Agreement is hereby amended by inserting the following proviso at the end thereof:

“; provided, however, that, notwithstanding the stated principal amount of the Note, in no event shall the outstanding principal amount of the Loans exceed the Commitment.”

        §6.  Additional Covenants. Without any prejudice or impairment whatsoever to any of the Bank’s rights and remedies contained in the Loan Agreement and the covenants contained therein, the Note or in any of the other Loan Documents, the Borrower additionally covenants and agrees with the Bank as follows:

(a) The Borrower shall comply and continue to comply with all of the terms, covenants and provisions contained in the Loan Agreement, the Note and the other Loan Documents, except as such terms, covenants and provisions are expressly modified by this Agreement upon the terms set forth herein.

(b) The Borrower shall at any time or from time to time execute and deliver such further instruments, and take such further action as the Bank may reasonably request, in each case further to effect the purposes of this Agreement, the Loan Agreement, the Note and the other Loan Documents.

        The Borrower expressly acknowledges and agrees that any failure by the Borrower to comply with the terms and conditions of this §6 or any other provisions contained in this Agreement shall constitute an Event of Default under the Loan Agreement.

        §7.  Expenses. The Borrower agrees to pay to the Bank upon demand (a) an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred or sustained by the Bank in connection with the preparation of this Agreement and related matters and (b) from time to time any and all out-of-pocket costs or expenses (including legal fees and disbursements) hereafter incurred or sustained by the Bank in connection with the administration of credit extended by the Bank to the Borrower or the preservation of or enforcement of the Bank’s rights under the Loan Agreement, the Note or the other Loan Documents or in respect of any of the Borrower’s other obligations to the Bank.

        §8.  Miscellaneous.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

(b) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Loan Agreement, the Note and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement, the Note and the other Loan Documents, as amended hereby, shall continue in full force and effect, and that this Agreement and each of the Loan Agreement, the Note and the other Loan Documents, as the case may be, be read and construed as one instrument, and all references in the Loan Documents to the Loan Agreement, the Note and the other Loan Documents, as the case may be, shall hereafter refer to the Loan Agreement, the Note or other Loan Document, as the case may be, as amended by this Agreement.

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(c) This Agreement constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and may not be amended, except in a writing signed by both of them.

(d) This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

(e) Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

FLEET NATIONAL BANK

By:	/s/ Garth J. Collins ———————————————— Its: Senior Vice President

SCIENTIFIC LEARNING CORPORATION

By:	/s/ Jane A. Freeman ———————————————— Its: Chief Financial Officer

The undersigned Guarantor acknowledges and accepts the foregoing and ratifies and confirms its obligations under the Guaranty: WPV, INC. By: /s/ Tim Curt ——————————————— Its: